Exhibit 8.1

Serial No.	Name of company	Domicile of company	Footnote
Subsidiaries
1	Deutsche Bank Aktiengesellschaft	Frankfurt am Main
2	Abbey Life Assurance Company Limited	London
3	Abbey Life Trust Securities Limited	London
4	Abbey Life Trustee Services Limited	London
5	ABFS I Incorporated	Baltimore
6	ABS Leasing Services Company	Chicago
7	ABS MB Ltd.	Baltimore
8	Acacia (Luxembourg) S.à r.l.	Luxembourg
9	Accounting Solutions Holding Company, Inc.	Wilmington
10	Agripower Buddosò Società Agricola a Responsabilità Limitata	Pesaro
11	Airport Club für International Executives GmbH	Frankfurt
12	Alex. Brown Financial Services Incorporated	Baltimore
13	Alex. Brown Investments Incorporated	Baltimore
14	Alex. Brown Management Services, Inc.	Baltimore
15	Alfred Herrhausen Gesellschaft - Das internationale Forum der Deutschen Bank - mbH	Berlin
16	Americas Trust Servicios de Consultoria, S.A.	Madrid
17	Apexel LLC	Wilmington
18	Argent Incorporated	Baltimore
19	Autumn Leasing Limited (in members’ voluntary liquidation)	London
20	AWM Luxembourg SICAV-SIF	Luxembourg
21	AXOS Beteiligungs- und Verwaltungs-GmbH	Cologne
22	B.T.I. Investments	London
23	BAG	Frankfurt	1
24	Baincor Nominees Pty Limited	Sydney
25	Bainpro Nominees Pty Ltd	Sydney
26	Bainsec Nominees Pty Ltd	Sydney
27	Bankers Trust International Finance (Jersey) Limited	St. Helier
28	Bankers Trust International Limited (in members’ voluntary liquidation)	London
29	Bankers Trust Investments Limited	London
30	Bankers Trust Nominees Limited (in members’ voluntary liquidation)	London
31	Barkly Investments Ltd.	St. Helier
32	Bayan Delinquent Loan Recovery 1 (SPV-AMC), Inc.	Makati City
33	Beachwood Properties Corp.	Wilmington	2
34	Bebek Varlik Yönetym A.S.	Istanbul
35	Betriebs-Center für Banken AG	Frankfurt
36	BHW - Gesellschaft für Wohnungswirtschaft mbH	Hameln
37	BHW - Gesellschaft für Wohnungswirtschaft mbH & Co. Immobilienverwaltungs KG	Hameln
38	BHW Bausparkasse Aktiengesellschaft	Hameln
39	BHW Financial Srl in liquidazione	Verona
40	BHW Gesellschaft für Vorsorge mbH	Hameln
41	BHW Holding AG	Hameln
42	BHW Invest, Société à responsabilité limitée	Luxembourg
43	BHW Kreditservice GmbH	Hameln
44	Billboard Partners L.P.	George Town
45	Biomass Holdings S.à r.l.	Luxembourg
46	Birch (Luxembourg) S.à r.l.	Luxembourg
47	Blue Cork, Inc.	Wilmington
48	Blue Ridge CLO Holding Company LLC	Wilmington
49	Bluewater Creek Management Co.	Wilmington
50	BNA Nominees Pty Limited	Sydney
51	Bonsai Investment AG	Frauenfeld
52	Borfield S.A.	Montevideo
53	BRIMCO, S. de R.L. de C.V.	Mexico City
54	BT Commercial Corporation	Wilmington
55	BT CTAG Nominees Limited (in members’ voluntary liquidation)	London
56	BT Globenet Nominees Limited	London
57	BT International (Nigeria) Limited	Lagos
58	BT Maulbronn GmbH	Eschborn
59	BT Milford (Cayman) Limited	George Town
60	BT Muritz GmbH	Eschborn
61	BT Opera Trading S.A.	Paris
62	BT Sable, L.L.C.	Wilmington
63	BT Vordertaunus Verwaltungs- und Beteiligungsgesellschaft mbH	Eschborn
64	BTAS Cayman GP	George Town
65	BTD Nominees Pty Limited	Sydney
66	BTVR Investments No. 1 Limited	St. Helier
67	Buxtal Pty. Limited	Sydney
68	C. J. Lawrence Inc.	Wilmington
69	CAM Initiator Treuhand GmbH & Co. KG	Cologne
70	CAM PE Verwaltungs GmbH & Co. KG	Cologne
71	CAM Private Equity Nominee GmbH & Co. KG	Cologne
72	CAM Private Equity Verwaltungs-GmbH	Cologne
73	3160343 Canada Inc.	Toronto
74	Caneel Bay Holding Corp.	Chicago	2
75	Cape Acquisition Corp.	Wilmington
76	CapeSuccess Inc.	Wilmington
77	CapeSuccess LLC	Wilmington

Serial No.	Name of company	Domicile of company	Footnote
78	Cardales Management Limited	St. Peter Port
79	Cardales UK Limited	London
80	Career Blazers Consulting Services, Inc.	Albany
81	Career Blazers Contingency Professionals, Inc.	Albany
82	Career Blazers Learning Center of Los Angeles, Inc.	Los Angeles
83	Career Blazers LLC	Wilmington
84	Career Blazers Management Company, Inc.	Albany
85	Career Blazers New York, Inc.	Albany
86	Career Blazers of Ontario Inc.	London, Ontario
87	Career Blazers Personnel Services of Washington, D.C., Inc.	Washington D.C.
88	Career Blazers Personnel Services, Inc.	Albany
89	Career Blazers Service Company, Inc.	Wilmington
90	Caribbean Resort Holdings, Inc.	New York	2
91	Castlewood Expansion Partners, L.P.	Wilmington
92	Castor LLC	Wilmington	2
93	Cathay Advisory (Beijing) Company Ltd	Beijing
94	Cathay Asset Management Company Limited	Port Louis
95	Cathay Capital Company (No 2) Limited	Port Louis
96	CBI NY Training, Inc.	Albany
97	Cedar (Luxembourg) S.à r.l.	Luxembourg
98	Centennial River 1 Inc.	Denver
99	Centennial River 2 Inc.	Austin
100	Centennial River Acquisition I Corporation	Wilmington
101	Centennial River Acquisition II Corporation	Wilmington
102	Centennial River Corporation	Wilmington
103	Channel Nominees Limited (in members’ voluntary liquidation)	London
104	Cinda - DB NPL Securitization Trust 2003-1	Wilmington	2
105	Civic Investments Limited	St. Helier
106	Consumo Finance S.p.A.	Milan
107	Coronus L.P.	St. Helier
108	CREDA Objektanlage- und verwaltungsgesellschaft mbH	Bonn
109	CTXL Achtzehnte Vermögensverwaltung GmbH	Munich
110	Cyrus J. Lawrence Capital Holdings, Inc.	Wilmington
111	D B Rail Holdings (UK) No. 1 Limited (in members’ voluntary liquidation)	London
112	D&M Turnaround Partners Godo Kaisha	Tokyo
113	D.B. International Delaware, Inc.	Wilmington
114	DAHOC (UK) Limited	London
115	DAHOC Beteiligungsgesellschaft mbH	Frankfurt
116	DB (Gibraltar) Holdings Limited (in members’ voluntary liquidation)	Gibraltar
117	DB (Malaysia) Nominee (Asing) Sdn. Bhd.	Kuala Lumpur
118	DB (Malaysia) Nominee (Tempatan) Sdn. Bhd.	Kuala Lumpur
119	DB (Pacific) Limited	Wilmington
120	DB (Pacific) Limited, New York	New York
121	DB (Tip Top) Limited Partnership	Toronto
122	DB Abalone LLC	Wilmington
123	DB Alex. Brown Holdings Incorporated	Wilmington
124	DB Alps Corporation	Wilmington
125	DB Alternative Trading Inc.	Wilmington
126	DB Aotearoa Investments Limited	George Town
127	DB Beteiligungs-Holding GmbH	Frankfurt
128	DB Bluebell Investments (Cayman) Partnership	George Town
129	DB Boracay LLC	Wilmington
130	DB Broker GmbH	Frankfurt
131	DB CAPAM GmbH	Cologne
132	DB Capital Management, Inc.	Wilmington
133	DB Capital Markets (Deutschland) GmbH	Frankfurt
134	DB Capital Partners (Asia), L.P.	George Town
135	DB Capital Partners (Europe) 2000 - A Founder Partner LP	Wilmington	2
136	DB Capital Partners (Europe) 2000 - B Founder Partner LP	Wilmington	2
137	DB Capital Partners Asia G.P. Limited	George Town
138	DB Capital Partners Europe 2002 Founder Partner LP	Wilmington	2
139	DB Capital Partners General Partner Limited	London
140	DB Capital Partners Latin America, G.P. Limited	George Town
141	DB Capital Partners, Inc.	Wilmington
142	DB Capital Partners, Latin America, L.P.	George Town
143	DB Capital, Inc.	Wilmington
144	DB Cartera de Inmuebles 1, S.A.U.	Pozuelo de Alarcón
145	DB Chestnut Holdings Limited	George Town
146	DB Commodities Canada Ltd.	Toronto
147	DB Commodity Services LLC	Wilmington
148	DB Consorzio S. Cons. a r. l.	Milan
149	DB Corporate Advisory (Malaysia) Sdn. Bhd.	Kuala Lumpur
150	DB Crest Limited	St. Helier
151	DB Delaware Holdings (Europe) LLC	Wilmington
152	DB Delaware Holdings (UK) Limited	London
153	DB Depositor Inc.	Wilmington
154	DB Energy Commodities Limited	London
155	DB Energy Trading LLC	Wilmington

Serial No.	Name of company	Domicile of company	Footnote
156	DB Enfield Infrastructure Holdings Limited	St. Helier
157	DB Enfield Infrastructure Investments Limited	St. Helier
158	DB Enterprise GmbH & Co. Zweite Beteiligungs KG	Luetzen-Gostau
159	DB Equipment Leasing, Inc.	New York
160	DB Equity Limited	London
161	DB Equity S.à r.l.	Luxembourg
162	DB Fillmore Lender Corp.	Wilmington
163	DB Finance (Delaware), LLC	Wilmington
164	DB Finanz-Holding GmbH	Frankfurt
165	DB Fund Services LLC	Wilmington
166	DB Funding LLC #4	Wilmington
167	DB Funding LLC #5	Wilmington
168	DB Funding LLC #6	Wilmington
169	DB Global Technology SRL	Bucharest
170	DB Global Technology, Inc.	Wilmington
171	DB Group Services (UK) Limited	London
172	DB Holdings (New York), Inc.	New York
173	DB Holdings (South America) Limited	Wilmington
174	DB HR Solutions GmbH	Eschborn
175	DB iCON Investments Limited	London
176	DB Impact Investment Fund I, L.P.	Edinburgh
177	DB Industrial Holdings Beteiligungs GmbH & Co. KG	Luetzen-Gostau
178	DB Industrial Holdings GmbH	Luetzen-Gostau
179	DB Infrastructure Holdings (UK) No.3 Limited	London
180	DB Intermezzo LLC	Wilmington
181	DB International (Asia) Limited	Singapore
182	DB International Investments Limited	London
183	DB International Trust (Singapore) Limited	Singapore
184	DB Investment Management, Inc.	Wilmington
185	DB Investment Managers, Inc.	Wilmington
186	DB Investment Partners, Inc.	Wilmington
187	DB Investment Services GmbH	Frankfurt
188	DB Investments (GB) Limited	London
189	DB IROC Leasing Corp.	New York
190	DB Jasmine (Cayman) Limited (in voluntary liquidation)	George Town
191	DB Kredit Service GmbH	Berlin
192	DB Leasing Services GmbH	Frankfurt
193	DB Management Support GmbH	Frankfurt
194	DB Managers, LLC	West Trenton
195	DB Mortgage Investment Inc.	Baltimore
196	DB Nexus American Investments (UK) Limited	London
197	DB Nexus Iberian Investments (UK) Limited	London
198	DB Nexus Investments (UK) Limited	London
199	DB Nominees (Hong Kong) Limited	Hong Kong
200	DB Nominees (Singapore) Pte Ltd	Singapore
201	DB Omega BTV S.C.S.	Luxembourg
202	DB Omega Ltd.	George Town
203	DB Omega S.C.S.	Luxembourg
204	DB Operaciones y Servicios Interactivos, A.I.E.	Barcelona
205	DB Overseas Finance Delaware, Inc.	Wilmington
206	DB Overseas Holdings Limited	London
207	DB Partnership Management II, LLC	Wilmington
208	DB Partnership Management Ltd.	Wilmington
209	DB Platinum Advisors	Luxembourg
210	DB Portfolio Southwest, Inc.	Houston
211	DB Print GmbH	Frankfurt
212	DB Private Clients Corp.	Wilmington
213	DB Private Equity GmbH	Cologne
214	DB Private Equity International S.à r.l.	Luxembourg
215	DB Private Equity Treuhand GmbH	Cologne
216	DB Private Wealth Mortgage Ltd.	New York
217	DB PWM Private Markets I GP	Luxembourg
218	DB Rail Trading (UK) Limited (in members’ voluntary liquidation)	London
219	DB Re S.A.	Luxembourg
220	DB Risk Center GmbH	Berlin
221	DB RMS Leasing (Cayman) L.P.	George Town
222	DB Road (UK) Limited	George Town
223	DB Samay Finance No. 2, Inc.	Wilmington
224	DB Securities S.A.	Warsaw
225	DB Service Centre Limited	Dublin
226	DB Service Uruguay S.A.	Montevideo
227	DB Services Americas, Inc.	Wilmington
228	DB Services New Jersey, Inc.	West Trenton
229	DB Servicios México, Sociedad Anónima de Capital Variable	Mexico City
230	DB Servizi Amministrativi S.r.l.	Milan
231	DB Strategic Advisors, Inc.	Makati City
232	DB Structured Derivative Products, LLC	Wilmington
233	DB Structured Products, Inc.	Wilmington

Serial No.	Name of company	Domicile of company	Footnote
234	DB Trips Investments Limited	George Town	2
235	DB Trustee Services Limited	London
236	DB Trustees (Hong Kong) Limited	Hong Kong
237	DB U.K. Nominees Limited (in members’ voluntary liquidation)	London
238	DB U.S. Financial Markets Holding Corporation	Wilmington
239	DB UK Australia Finance Limited	George Town
240	DB UK Australia Holdings Limited	London
241	DB UK Bank Limited	London
242	DB UK Holdings Limited	London
243	DB UK PCAM Holdings Limited	London
244	DB USA Corporation	Wilmington
245	DB Valoren S.à r.l.	Luxembourg
246	DB Value S.à r.l.	Luxembourg
247	DB Vanquish (UK) Limited	London
248	DB Vantage (UK) Limited	London
249	DB Vantage No.2 (UK) Limited	London
250	DB Vita S.A.	Luxembourg
251	DBAB Wall Street, LLC	Wilmington
252	DBAH Capital, LLC	Wilmington
253	DBAS Cayman Holdings 2 Limited (in voluntary liquidation)	George Town	2
254	DBC Continuance Inc.	Toronto
255	DBCCA Investment Partners, Inc.	Wilmington
256	DBCIBZ1	George Town
257	DBCIBZ2	George Town
258	DBFIC, Inc.	Wilmington
259	DBG Vermögensverwaltungsgesellschaft mbH	Frankfurt
260	DBNY Brazil Invest Co.	Wilmington
261	DBNZ Overseas Investments (No.1) Limited	George Town
262	DBOI Global Services (UK) Limited	London
263	DBOI Global Services Private Limited	Mumbai
264	DBR Investments Co. Limited	George Town
265	DBRE Global Real Estate Management IA, Ltd.	George Town
266	DBRE Global Real Estate Management IB, Ltd.	George Town
267	DBRMSGP1	George Town
268	DBRMSGP2	George Town
269	DBS Technology Ventures, L.L.C.	Wilmington
270	DBUK PCAM Limited	London
271	DBUSBZ1, LLC	Wilmington
272	DBUSBZ2, LLC	Wilmington
273	DBVR Investments No. 3 Ltd.	Wilmington
274	DBX Advisors LLC	Wilmington
275	DBX Strategic Advisors LLC	Wilmington
276	dbX-Asian Long/Short Equity 3 Fund	St. Helier	1
277	dbX-Commodity 1 Fund	St. Helier	1
278	dbX-Credit 2 Fund	St. Helier	1
279	dbX-Credit 3 Fund	St. Helier	1
280	dbX-CTA 11 Fund	St. Helier	1
281	dbX-CTA 16 Fund	St. Helier	1
282	dbX-CTA 18 Fund	St. Helier	1
283	dbX-CTA 2 Fund	St. Helier	1
284	dbX-CTA 7 Fund	St. Helier	1
285	dbX-CTA 9 Fund	St. Helier	1
286	dbX-Emerging Markets Macro 1 Fund	St. Helier	1
287	dbX-Event Driven 1 Fund	St. Helier	1
288	dbX-Global Long/Short Equity 10 (Sabre)	St. Helier	1
289	dbX-Global Long/Short Equity 9 Fund	St. Helier	1
290	dbX-Global Macro 9 Fund	St. Helier	1
291	dbX-Japan Long/Short Equity 4 (AlphaGen Hokuto)	St. Helier	1
292	dbX-Risk Arbitrage 1 Fund	St. Helier	1
293	dbX-Risk Arbitrage 6 Fund	St. Helier	1
294	dbX-Risk Arbitrage 9 Fund	St. Helier	1
295	dbX-US Long/Short Equity 13 Fund	St. Helier	1
296	De Meng Innovative (Beijing) Consulting Company Limited	Beijing
297	DeAM Infrastructure Limited	London
298	DeAWM Distributors, Inc.	Wilmington
299	DeAWM Service Company	Wilmington
300	DeAWM Trust Company	Salem
301	DEBEKO Immobilien GmbH & Co Grundbesitz OHG	Eschborn
302	DEE Deutsche Erneuerbare Energien GmbH	Duesseldorf
303	DEGRU Erste Beteiligungsgesellschaft mbH i.L.	Eschborn
304	Delowrezham de México S. de R.L. de C.V.	Mexico City
305	DEUFRAN Beteiligungs GmbH	Frankfurt
306	DEUKONA Versicherungs-Vermittlungs-GmbH	Frankfurt
307	Deutsche (Aotearoa) Capital Holdings New Zealand	Auckland
308	Deutsche (Aotearoa) Foreign Investments New Zealand	Auckland
309	Deutsche (New Munster) Holdings New Zealand Limited	Auckland
310	Deutsche Aeolia Power Production S.A.	Athens
311	Deutsche Alt-A Securities, Inc.	Wilmington

Serial No.	Name of company	Domicile of company	Footnote
312	Deutsche Alternative Asset Management (France) SAS	Paris
313	Deutsche Alternative Asset Management (Global) Limited	London
314	Deutsche Alternative Asset Management (UK) Limited	London
315	Deutsche Asia Pacific Finance, Inc.	Wilmington
316	Deutsche Asia Pacific Holdings Pte Ltd	Singapore
317	Deutsche Asset & Wealth Management International GmbH	Frankfurt
318	Deutsche Asset & Wealth Management Investment GmbH	Frankfurt
319	Deutsche Asset Management (Asia) Limited	Singapore
320	Deutsche Asset Management (Hong Kong) Limited	Hong Kong
321	Deutsche Asset Management (India) Private Limited	Mumbai
322	Deutsche Asset Management (Japan) Limited	Tokyo
323	Deutsche Asset Management (Korea) Company Limited	Seoul
324	Deutsche Asset Management (UK) Limited	London
325	Deutsche Asset Management Canada Limited	Toronto
326	Deutsche Asset Management Group Limited	London
327	Deutsche Auskunftei Service GmbH	Hamburg
328	Deutsche Australia Limited	Sydney
329	Deutsche Bank (Cayman) Limited	George Town
330	DEUTSCHE BANK (CHILE) S.A.	Santiago
331	Deutsche Bank (China) Co., Ltd.	Beijing
332	Deutsche Bank (Malaysia) Berhad	Kuala Lumpur
333	Deutsche Bank (Malta) Ltd	Floriana
334	Deutsche Bank (Mauritius) Limited	Port Louis
335	Deutsche Bank (Perú) S.A.	Lima
336	Deutsche Bank (Suisse) SA	Geneva
337	Deutsche Bank (Uruguay) Sociedad Anónima Institución Financiera Externa	Montevideo
338	DEUTSCHE BANK A.S.	Istanbul
339	Deutsche Bank Americas Finance LLC	Wilmington
340	Deutsche Bank Americas Holding Corp.	Wilmington
341	Deutsche Bank Bauspar-Aktiengesellschaft	Frankfurt
342	Deutsche Bank Corretora de Valores S.A.	Sao Paulo
343	Deutsche Bank Europe GmbH	Frankfurt
344	Deutsche Bank Financial Inc.	Wilmington
345	Deutsche Bank Financial LLC	Wilmington
346	Deutsche Bank Holdings, Inc.	Wilmington
347	Deutsche Bank Insurance Agency Incorporated	Baltimore
348	Deutsche Bank Insurance Agency of Delaware	Wilmington
349	Deutsche Bank International Limited	St. Helier
350	Deutsche Bank International Trust Co. (Cayman) Limited	George Town
351	Deutsche Bank International Trust Co. Limited	St. Peter Port
352	Deutsche Bank Investments (Guernsey) Limited	St. Peter Port
353	Deutsche Bank Luxembourg S.A.	Luxembourg
354	Deutsche Bank Mutui S.p.A.	Milan
355	Deutsche Bank México, S.A., Institución de Banca Múltiple	Mexico City
356	Deutsche Bank National Trust Company	Los Angeles
357	Deutsche Bank Nederland N.V.	Amsterdam
358	Deutsche Bank Nominees (Jersey) Limited	St. Helier
359	Deutsche Bank Polska Spólka Akcyjna	Warsaw
360	Deutsche Bank Privat- und Geschäftskunden Aktiengesellschaft	Frankfurt
361	Deutsche Bank Real Estate (Japan) Y.K.	Tokyo
362	Deutsche Bank Realty Advisors, Inc.	New York
363	Deutsche Bank S.A.	Buenos Aires
364	Deutsche Bank S.A. - Banco Alemão	Sao Paulo
365	Deutsche Bank Securities Inc.	Wilmington
366	Deutsche Bank Securities Limited	Toronto
367	Deutsche Bank Services (Jersey) Limited	St. Helier
368	Deutsche Bank Società per Azioni	Milan
369	Deutsche Bank Trust Company Americas	New York
370	Deutsche Bank Trust Company Delaware	Wilmington
371	Deutsche Bank Trust Company New Jersey Ltd.	Jersey City
372	Deutsche Bank Trust Company, National Association	New York
373	Deutsche Bank Trust Corporation	New York
374	Deutsche Bank Trustee Services (Guernsey) Limited	St. Peter Port
375	Deutsche Bank Österreich AG	Vienna
376	Deutsche Bank, Sociedad Anónima Española	Madrid
377	Deutsche Capital Finance (2000) Limited	George Town
378	Deutsche Capital Hong Kong Limited	Hong Kong
379	Deutsche Capital Markets Australia Limited	Sydney
380	Deutsche Capital Partners China Limited	George Town
381	Deutsche Cayman Ltd.	George Town
382	Deutsche CIB Centre Private Limited	Mumbai
383	Deutsche Climate Change Fixed Income QP Trust	Salem	2
384	Deutsche Clubholding GmbH	Frankfurt
385	Deutsche Commodities Trading Co., Ltd.	Shanghai
386	Deutsche Custody Global B.V.	Amsterdam
387	Deutsche Custody N.V.	Amsterdam
388	Deutsche Custody Nederland B.V.	Amsterdam
389	Deutsche Domus New Zealand Limited	Auckland

Serial No.	Name of company	Domicile of company	Footnote
390	Deutsche Emerging Markets Investments (Netherlands) B.V.	Amsterdam
391	Deutsche Equities India Private Limited	Mumbai
392	Deutsche Far Eastern Asset Management Company Limited	Taipei
393	Deutsche Fiduciary Services (Suisse) SA	Geneva
394	Deutsche Finance Co 1 Pty Limited	Sydney
395	Deutsche Finance Co 2 Pty Limited	Sydney
396	Deutsche Finance Co 3 Pty Limited	Sydney
397	Deutsche Finance Co 4 Pty Limited	Sydney
398	Deutsche Finance No. 2 (UK) Limited	London
399	Deutsche Finance No. 2 Limited	George Town
400	Deutsche Finance No. 4 (UK) Limited (in members’ voluntary liquidation)	London
401	Deutsche Foras New Zealand Limited	Auckland
402	Deutsche Friedland	Paris
403	Deutsche Futures Singapore Pte Ltd	Singapore
404	Deutsche Gesellschaft für Immobilien-Leasing mit beschränkter Haftung	Duesseldorf
405	Deutsche Global Markets Limited	Tel Aviv
406	Deutsche Group Holdings (SA) (Proprietary) Limited	Johannesburg
407	Deutsche Group Services Pty Limited	Sydney
408	Deutsche Grundbesitz Beteiligungsgesellschaft mbH	Eschborn
409	Deutsche Grundbesitz-Anlagegesellschaft mit beschränkter Haftung	Frankfurt
410	Deutsche Haussmann, S.à r.l.	Luxembourg
411	Deutsche Holdings (BTI) Limited	London
412	Deutsche Holdings (Luxembourg) S.à r.l.	Luxembourg
413	Deutsche Holdings (Malta) Ltd.	Floriana
414	Deutsche Holdings (SA) (Proprietary) Limited	Johannesburg
415	Deutsche Holdings Limited	London
416	Deutsche Holdings No. 2 Limited	London
417	Deutsche Holdings No. 3 Limited	London
418	Deutsche Holdings No. 4 Limited	London
419	Deutsche Immobilien Leasing GmbH	Duesseldorf
420	Deutsche India Holdings Private Limited	Mumbai
421	Deutsche International Corporate Services (Delaware) LLC	Wilmington
422	Deutsche International Corporate Services (Ireland) Limited	Dublin
423	Deutsche International Corporate Services Limited	St. Helier
424	Deutsche International Custodial Services Limited	St. Helier
425	Deutsche International Finance (Ireland) Limited	Dublin
426	Deutsche International Trust Company N.V.	Amsterdam
427	Deutsche International Trust Corporation (Mauritius) Limited	Port Louis
428	Deutsche Inversiones Dos S.A.	Santiago
429	Deutsche Inversiones Limitada	Santiago
430	Deutsche Investment Management Americas Inc.	Wilmington
431	Deutsche Investments (Netherlands) N.V.	Amsterdam
432	Deutsche Investments Australia Limited	Sydney
433	Deutsche Investments India Private Limited	Mumbai
434	Deutsche Investor Services Private Limited	Mumbai
435	Deutsche IT License GmbH	Eschborn
436	Deutsche Knowledge Services Pte. Ltd.	Singapore
437	Deutsche Long Duration Government/Credit QP Trust	Salem	2
438	Deutsche Managed Investments Limited	Sydney
439	Deutsche Mandatos S.A.	Buenos Aires
440	Deutsche Master Funding Corporation	Wilmington
441	Deutsche Morgan Grenfell Group Public Limited Company	London
442	Deutsche Morgan Grenfell Nominees Pte Ltd	Singapore
443	Deutsche Mortgage & Asset Receiving Corporation	Wilmington
444	Deutsche Mortgage Securities, Inc.	Wilmington
445	Deutsche New Zealand Limited	Auckland
446	Deutsche Nominees Limited	London
447	Deutsche Oppenheim Family Office AG	Grasbrunn
448	Deutsche Overseas Issuance New Zealand Limited	Auckland
449	Deutsche Postbank AG	Bonn
450	Deutsche Postbank Finance Center Objekt GmbH	Schuttrange
451	Deutsche Private Asset Management Limited	London
452	Deutsche Securities (India) Private Limited	New Delhi
453	Deutsche Securities (Perú) S.A.	Lima
454	Deutsche Securities (Proprietary) Limited	Johannesburg
455	Deutsche Securities (SA) (Proprietary) Limited	Johannesburg
456	Deutsche Securities Asia Limited	Hong Kong
457	Deutsche Securities Australia Limited	Sydney
458	Deutsche Securities Corredores de Bolsa Spa	Santiago
459	Deutsche Securities Inc.	Tokyo
460	Deutsche Securities Israel Ltd.	Tel Aviv
461	Deutsche Securities Korea Co.	Seoul
462	Deutsche Securities Limited	Hong Kong
463	Deutsche Securities Mauritius Limited	Port Louis
464	Deutsche Securities Menkul Degerler A.S.	Istanbul
465	Deutsche Securities New Zealand Limited	Auckland
466	Deutsche Securities Saudi Arabia LLC	Riyadh
467	Deutsche Securities Sociedad de Bolsa S.A.	Buenos Aires

Serial No.	Name of company	Domicile of company	Footnote
468	Deutsche Securities Venezuela S.A.	Caracas
469	Deutsche Securities, S.A. de C.V., Casa de Bolsa	Mexico City
470	Deutsche Securitisation Australia Pty Limited	Sydney
471	Deutsche StiftungsTrust GmbH	Frankfurt
472	Deutsche Transnational Trustee Corporation Inc	Charlottetown
473	Deutsche Trust Company Limited Japan	Tokyo
474	Deutsche Trustee Company Limited	London
475	Deutsche Trustee Services (India) Private Limited	Mumbai
476	Deutsche Trustees Malaysia Berhad	Kuala Lumpur
477	Deutsche Ultra Core Fixed Income QP Trust	Salem	2
478	Deutsches Institut für Altersvorsorge GmbH	Frankfurt
479	DFC Residual Corp.	Carson City
480	DI Deutsche Immobilien Baugesellschaft mbH	Frankfurt
481	DI Deutsche Immobilien Treuhandgesellschaft mbH	Frankfurt
482	DIB-Consult Deutsche Immobilien- und Beteiligungs-Beratungsgesellschaft mbH	Duesseldorf
483	DIL Financial Services GmbH & Co. KG	Duesseldorf
484	DISCA Beteiligungsgesellschaft mbH	Duesseldorf
485	DIV Holding GmbH	Luetzen-Gostau
486	DMG Technology Management, L.L.C.	Wilmington
487	DMJV	New York	2
488	DNU Nominees Pty Limited	Sydney
489	DSL Portfolio GmbH & Co. KG	Bonn
490	DSL Portfolio Verwaltungs GmbH	Bonn
491	DTS Nominees Pty Limited	Sydney
492	Durian (Luxembourg) S.à r.l.	Luxembourg
493	DWS Holding & Service GmbH	Frankfurt
494	DWS Investment S.A.	Luxembourg
495	DWS Investments (Spain), S.G.I.I.C., S.A.	Madrid
496	EC EUROPA IMMOBILIEN FONDS NR. 3 GmbH & CO. KG i.I.	Hamburg
497	Elba Finance GmbH	Eschborn
498	Elizabethan Holdings Limited	George Town
499	Elizabethan Management Limited	George Town
500	Equipment Management Services LLC	Wilmington
501	Estate Holdings, Inc.	St. Thomas	2
502	European Value Added I (Alternate G.P.) LLP	London
503	Evergreen Amsterdam Holdings B.V.	Amsterdam
504	Evergreen International Holdings B.V.	Amsterdam
505	Evergreen International Investments B.V.	Amsterdam
506	Evergreen International Leasing B.V.	Amsterdam
507	Exinor SA	Bastogne
508	EXTOREL Private Equity Advisers GmbH	Cologne
509	FARAMIR Beteiligungs- und Verwaltungs GmbH	Cologne
510	Farezco I, S. de R.L. de C.V.	Mexico City
511	Farezco II, S. de R.L. de C.V.	Mexico City
512	Fenix Administración de Activos S. de R.L. de C.V.	Mexico City
513	Fenix Mercury 1 S. de R.L. de C.V.	Mexico City
514	Fiduciaria Sant’ Andrea S.r.L.	Milan
515	Filaine, Inc.	Wilmington	2
516	Finanza & Futuro Banca SpA	Milan
517	Firstee Investments LLC	Wilmington
518	Fondo de Inversión Privado NPL Fund Two	Santiago	1
519	Franz Urbig- und Oscar Schlitter-Stiftung Gesellschaft mit beschränkter Haftung	Frankfurt
520	Funds Nominees Limited (in members’ voluntary liquidation)	London
521	Fünfte SAB Treuhand und Verwaltung GmbH & Co. Suhl “Rimbachzentrum” KG	Bad Homburg
522	G Finance Holding Corp.	Wilmington
523	GbR Goethestraße	Cologne
524	Gemini Technology Services Inc.	Wilmington
525	German Access LLP	London
526	German American Capital Corporation	Baltimore
527	Global Commercial Real Estate Special Opportunities Limited	St. Helier
528	Greenwood Properties Corp.	New York	2
529	Grundstücksgesellschaft Frankfurt Bockenheimer Landstraße GbR	Troisdorf
530	Grundstücksgesellschaft Köln-Ossendorf VI mbH	Cologne
531	Grundstücksgesellschaft Wiesbaden Luisenstraße/Kirchgasse GbR	Troisdorf
532	Gulara Pty Ltd	Sydney
533	GUO Mao International Hotels B.V.	Amsterdam
534	Hac Investments Ltd.	Wilmington
535	HAC Investments Portugal - Servicos de Consultadoria e Gestao Lda	Lisbon
536	Hakkeijima Godo Kaisha	Tokyo
537	Herengracht Financial Services B.V.	Amsterdam
538	HTB Spezial GmbH & Co. KG	Cologne
539	Hypotheken-Verwaltungs-Gesellschaft mbH	Frankfurt
540	IKARIA Beteiligungs- und Verwaltungsgesellschaft mbH	Cologne
541	International Operator Limited (in members’ voluntary liquidation)	London
542	IOS Finance EFC, S.A.	Barcelona
543	ISTRON Beteiligungs- und Verwaltungs-GmbH	Cologne
544	IVAF I Manager, S.à r.l.	Luxembourg
545	IVAF II Manager, S.à r.l.	Luxembourg

Serial No.	Name of company	Domicile of company	Footnote
546	JADE Residential Property AG	Eschborn
547	JR Nominees (Proprietary) Limited	Johannesburg
548	Jyogashima Godo Kaisha	Tokyo
549	KEBA Gesellschaft für interne Services mbH	Frankfurt
550	KHP Knüppe, Huntebrinker & Co. GmbH	Osnabrueck
551	Kidson Pte Ltd	Singapore
552	Kingfisher Nominees Limited	Auckland
553	Konsul Inkasso GmbH	Essen
554	Kradavimd UK Lease Holdings Limited	London
555	Kunshan RREEF Equity Investment Fund Management Co. Ltd.	Kunshan
556	LA Water Holdings Limited	George Town
557	Lammermuir Leasing Limited	London
558	LAWL Pte. Ltd.	Singapore
559	Leasing Verwaltungsgesellschaft Waltersdorf mbH	Schoenefeld
560	Legacy Reinsurance, LLC	Burlington
561	Leonardo III Initial GP Limited	London
562	Long-Tail Risk Insurers, Ltd.	Hamilton
563	LWC Nominees Limited	Auckland
564	MAC Investments Ltd.	George Town
565	Maher 1210 Corbin LLC	Wilmington
566	Maher Chassis Management LLC	Wilmington
567	Maher Terminals Holding Corp.	Toronto
568	Maher Terminals Holdings (Toronto) Limited	Vancouver
569	Maher Terminals LLC	Wilmington
570	Maher Terminals Logistics Systems LLC	Wilmington
571	Maher Terminals USA, LLC	Wilmington
572	Maritime Indemnity Insurance Co. Ltd.	Hamilton
573	Maxblue Americas Holdings, S.A.	Madrid
574	Mayfair Center, Inc.	Wilmington
575	MEF I Manager, S.à r.l.	Luxembourg
576	MEFIS Beteiligungsgesellschaft mbH	Frankfurt
577	MHL Reinsurance Ltd.	Burlington
578	MIT Holdings, Inc.	Baltimore
579	“modernes Frankfurt” private Gesellschaft für Stadtentwicklung mbH i.L.	Frankfurt
580	Morgan Nominees Limited (in members’ voluntary liquidation)	London
581	Mortgage Trading (UK) Limited	London
582	MortgageIT Securities Corp.	Wilmington
583	MortgageIT, Inc.	New York
584	MXB U.S.A., Inc.	Wilmington
585	Navegator - SGFTC, S.A.	Lisbon
586	NCKR, LLC	Wilmington
587	NEPTUNO Verwaltungs- und Treuhand-Gesellschaft mit beschränkter Haftung	Cologne
588	Nevada Mezz 1 LLC	Wilmington
589	Nevada Parent 1 LLC	Wilmington
590	Nordwestdeutscher Wohnungsbauträger Gesellschaft mit beschränkter Haftung	Frankfurt
591	norisbank GmbH	Bonn
592	North American Income Fund PLC	Dublin
593	Novelties Distribution LLC	Wilmington
594	OAM Köln GmbH	Cologne
595	OOO “Deutsche Bank TechCentre”	Moscow
596	OOO “Deutsche Bank”	Moscow
597	Opal Funds (Ireland) Public Limited Company	Dublin
598	OPB Verwaltungs- und Beteiligungs-GmbH	Cologne
599	OPB Verwaltungs- und Treuhand GmbH	Cologne
600	OPB-Holding GmbH	Cologne
601	OPB-Nona GmbH	Frankfurt
602	OPB-Oktava GmbH	Cologne
603	OPB-Quarta GmbH	Cologne
604	OPB-Quinta GmbH	Cologne
605	OPB-Septima GmbH	Cologne
606	Oppenheim Asset Management Services S.à r.l.	Luxembourg
607	OPPENHEIM Capital Advisory GmbH	Cologne
608	Oppenheim Eunomia GmbH	Cologne
609	OPPENHEIM Flottenfonds V GmbH & Co. KG	Cologne
610	Oppenheim Fonds Trust GmbH	Cologne
611	OPPENHEIM PRIVATE EQUITY Manager GmbH	Cologne
612	OPPENHEIM PRIVATE EQUITY Verwaltungsgesellschaft mbH	Cologne
613	OPS Nominees Pty Limited	Sydney
614	OVT Trust 1 GmbH	Cologne
615	OVV Beteiligungs GmbH	Cologne
616	PADUS Grundstücks-Vermietungsgesellschaft mbH	Duesseldorf
617	Pan Australian Nominees Pty Ltd	Sydney
618	PB Factoring GmbH	Bonn
619	PB Firmenkunden AG	Bonn
620	PB International S.A.	Schuttrange
621	PB Sechste Beteiligungen GmbH	Bonn
622	PB Spezial-Investmentaktiengesellschaft mit Teilgesellschaftsvermögen	Bonn
623	PBC Banking Services GmbH	Frankfurt

Serial No.	Name of company	Domicile of company	Footnote
624	PBC Services GmbH der Deutschen Bank	Frankfurt
625	PED Private Equity Deutschland GmbH & Co. geschl. Inv. KG	Cologne
626	Pelleport Investors, Inc.	New York
627	Pembol Nominees Limited (in members’ voluntary liquidation)	London
628	PHARMA/wHEALTH Management Company S.A.	Luxembourg
629	Phoebus Investments LP	Wilmington
630	Plantation Bay, Inc.	St. Thomas
631	Pollus L.P.	St. Helier
632	Polydeuce LLC	Wilmington
633	Postbank Akademie und Service GmbH	Hameln
634	Postbank Beteiligungen GmbH	Bonn
635	Postbank Direkt GmbH	Bonn
636	Postbank Filial GmbH	Bonn
637	Postbank Filialvertrieb AG	Bonn
638	Postbank Finanzberatung AG	Hameln
639	Postbank Immobilien GmbH	Hameln
640	Postbank Immobilien und Baumanagement GmbH	Bonn
641	Postbank Immobilien und Baumanagement GmbH & Co. Objekt Leipzig KG	Bonn
642	Postbank Leasing GmbH	Bonn
643	Postbank P.O.S. Transact GmbH	Eschborn
644	Postbank Service GmbH	Essen
645	Postbank Systems AG	Bonn
646	Postbank Versicherungsvermittlung GmbH	Bonn
647	Primelux Insurance S.A.	Luxembourg
648	Private Equity Asia Select Company III S.à r.l.	Luxembourg
649	Private Equity Global Select Company IV S.à r.l.	Luxembourg
650	Private Equity Global Select Company V S.à r.l.	Luxembourg
651	Private Equity Select Company S.à r.l.	Luxembourg
652	Private Financing Initiatives, S.L.	Barcelona
653	PS plus Portfolio Software + Consulting GmbH	Roedermark
654	PT. Deutsche Securities Indonesia	Jakarta
655	PT. Deutsche Verdhana Indonesia	Jakarta	2
656	Public joint-stock company “Deutsche Bank DBU”	Kiev
657	Pyramid Ventures, Inc.	Wilmington
658	R.B.M. Nominees Pty Ltd	Sydney
659	RDIF SLP Feeder, L.P.	Edinburgh
660	Regula Limited	Road Town
661	REIB Europe Investments Limited (in members’ voluntary liquidation)	London
662	REIB International Holdings Limited (in members’ voluntary liquidation)	London
663	Rimvalley Limited (in liquidation)	Dublin
664	RMS Investments (Cayman)	George Town
665	RoCalwest, Inc.	Wilmington
666	RoPro U.S. Holding, Inc.	Wilmington
667	Route 28 Receivables, LLC	Wilmington
668	Royster Fund Management S.à r.l.	Luxembourg
669	RREEF America L.L.C.	Wilmington
670	RREEF China REIT Management Limited	Hong Kong
671	RREEF European Value Added I (G.P.) Limited	London
672	RREEF India Advisors Private Limited	Mumbai
673	RREEF Investment GmbH	Frankfurt
674	RREEF Management GmbH	Frankfurt
675	RREEF Management L.L.C.	Wilmington
676	RREEF Shanghai Investment Consultancy Company	Shanghai
677	RREEF Spezial Invest GmbH	Frankfurt
678	RTS Nominees Pty Limited	Sydney
679	SAB Real Estate Verwaltungs GmbH	Hameln
680	Sagamore Limited	London
681	SAGITA Grundstücks-Vermietungsgesellschaft mbH	Duesseldorf
682	Sajima Godo Kaisha	Tokyo	2
683	Sal. Oppenheim Alternative Investments GmbH	Cologne
684	Sal. Oppenheim Global Invest GmbH	Cologne
685	Sal. Oppenheim jr. & Cie. AG & Co. Kommanditgesellschaft auf Aktien	Cologne
686	Sal. Oppenheim jr. & Cie. Beteiligungs GmbH	Cologne
687	Sal. Oppenheim jr. & Cie. Komplementär AG	Cologne
688	Sal. Oppenheim jr. & Cie. Luxembourg S.A.	Luxembourg
689	Sal. Oppenheim Private Equity Partners S.A., en liquidation volontaire	Luxembourg
690	SALOMON OPPENHEIM GmbH i.L.	Cologne
691	SAPIO Grundstücks-Vermietungsgesellschaft mbH	Duesseldorf
692	Service Company Four Limited	Hong Kong
693	Service Company Three Limited	Hong Kong
694	Sharps SP I LLC	Wilmington
695	Sherwood Properties Corp.	Wilmington
696	Shopready Limited (in members’ voluntary liquidation)	London
697	Silver Leaf 1 LLC	Wilmington
698	Structured Finance Americas, LLC	Wilmington
699	Sunbelt Rentals Exchange Inc.	Wilmington
700	Süddeutsche Vermögensverwaltung Gesellschaft mit beschränkter Haftung	Frankfurt
701	TAF 2 Y.K.	Tokyo

Serial No.	Name of company	Domicile of company	Footnote
702	Tapeorder Limited (in members’ voluntary liquidation)	London
703	Telefon-Servicegesellschaft der Deutschen Bank mbH	Frankfurt
704	TELO Beteiligungsgesellschaft mbH	Schoenefeld
705	Tempurrite Leasing Limited	London
706	Thai Asset Enforcement and Recovery Asset Management Company Limited	Bangkok
707	TOKOS GmbH	Luetzen-Gostau
708	Treuinvest Service GmbH	Frankfurt
709	Trevona Limited	Road Town
710	Triplereason Limited	London
711	Urbistar Settlement Services, LLC	Harrisburg
712	VCG Venture Capital Fonds III Verwaltungs GmbH	Munich
713	VCG Venture Capital Gesellschaft mbH	Munich
714	VCG Venture Capital Gesellschaft mbH & Co. Fonds III KG i.L.	Munich	2
715	VCG Venture Capital Gesellschaft mbH & Co. Fonds III Management KG	Munich	2
716	VCM MIP III GmbH & Co. KG	Cologne
717	VCM MIP IV GmbH & Co. KG	Cologne
718	VCM Treuhand Beteiligungsverwaltung GmbH	Cologne
719	VCP Treuhand Beteiligungsgesellschaft mbH	Cologne
720	VCP Verwaltungsgesellschaft mbH	Cologne
721	Vertriebsgesellschaft mbH der Deutschen Bank Privat- und Geschäftskunden	Berlin
722	Vesta Real Estate S.r.l.	Milan
723	VI Resort Holdings, Inc.	New York	2
724	VÖB-ZVD Processing GmbH	Frankfurt
725	Wealthspur Investment Company Limited	Labuan
726	WEPLA Beteiligungsgesellschaft mbH	Frankfurt
727	Whale Holdings S.à r.l.	Luxembourg
728	5000 Yonge Street Toronto Inc.	Toronto
729	Zürich - Swiss Value AG in Liquidation	Zurich
Consolidated Structured Entities
730	Aberdeen Capital Trust	London
731	Affordable Housing I LLC	Wilmington
732	Aggregator Solutions Public Limited Company - Opportunities Fund 2012	Dublin
733	Allsar Inc.	Wilmington
734	Almutkirk Limited	Dublin
735	Amber Investment S.à r.l.	Luxembourg
736	Andramad Limited	Dublin
737	Apex Fleet Inc.	Wilmington
738	Aqueduct Capital S.à r.l.	Luxembourg
739	Argentina Capital Protected Investments Limited	George Town	3
740	Asia 1 Tokutei Mokuteki Kaisha	Tokyo
741	Asian Hybrid Investments LLP	Singapore	2
742	Aspen Funding Corp.	Wilmington
743	Asset Repackaging Trust Five B.V.	Amsterdam	3
744	Asset Repackaging Trust Six B.V.	Amsterdam	3
745	Atena SPV S.r.l	Conegliano
746	Atlas Investment Company 1 S.à r.l.	Luxembourg
747	Atlas Investment Company 2 S.à r.l.	Luxembourg
748	Atlas Investment Company 3 S.à r.l.	Luxembourg
749	Atlas Investment Company 4 S.à r.l.	Luxembourg
750	Atlas Portfolio Select SPC	George Town
751	Atlas SICAV - FIS	Luxembourg	3
752	Avizandum Limited	Dublin
753	Axia Insurance, Ltd.	Hamilton	3
754	Axiom Shelter Island LLC	San Diego
755	Azurix AGOSBA S.R.L.	Buenos Aires
756	Azurix Argentina Holding, Inc.	Wilmington
757	Azurix Buenos Aires S.A. (en liquidacion)	Buenos Aires
758	Azurix Cono Sur, Inc.	Wilmington
759	Azurix Corp.	Wilmington
760	Azurix Latin America, Inc.	Wilmington
761	BAL Servicing Corporation	Wilmington
762	Baltics Credit Solutions Latvia SIA	Riga
763	Bleeker Investments Limited	Wilmington
764	Block 1949, LLC	Wilmington	2
765	BNP Paribas Flexi III - Fortis Bond Taiwan	Luxembourg
766	Bridge No.1 Pty Limited	Sydney
767	Broome Investments Limited	Wilmington
768	Büro Center Berlin-West Limited & Co. KG	Frankfurt
769	Bürohaus Blasewitzer Straße Gewerbeimmobilien Limited & Co. KG	Frankfurt
770	Bürohaus Hauptstraße Gewerbeimmobilien Limited & Co. KG	Frankfurt
771	Bürohaus Kronberg Gewerbeimmobilien Limited & Co. KG	Frankfurt
772	Büropark Heimstetten Vermögensverwaltungs Limited & Co. KG	Frankfurt
773	CA Berlin Funding Company Ltd.	George Town
774	Capital Access Program Trust	Wilmington
775	Capital Solutions Exchange Inc.	Wilmington
776	Castlebay Asia Flexible Fund SICAV-FIS - Taiwan Bond Fund	Luxembourg
777	Cathay Capital (Labuan) Company Limited	Labuan
778	Cathay Capital Company Limited	Port Louis

Serial No.	Name of company	Domicile of company	Footnote
779	Cathay Strategic Investment Company Limited	Hong Kong
780	Cathay Strategic Investment Company No. 2 Limited	George Town
781	Cayman Reference Fund Holdings Limited	George Town
782	Cedar Investment Co.	Wilmington
783	Cepangie Limited	Dublin
784	Charitable Luxembourg Four S.à r.l.	Luxembourg
785	Charitable Luxembourg Three S.à r.l.	Luxembourg
786	Charitable Luxembourg Two S.à r.l.	Luxembourg
787	Charlton (Delaware), Inc.	Wilmington
788	China Recovery Fund LLC	Wilmington
789	CITAN Beteiligungsgesellschaft mbH	Frankfurt
790	CLASS Limited	St. Helier	3
791	Concept Fund Solutions Public Limited Company	Dublin	3
792	Coriolanus Limited	Dublin	3
793	COUNTS Trust Series 2007 - 3	Newark	3
794	Crofton Invest, S.L.	Madrid
795	Crystal CLO, Ltd.	George Town
796	Danube Properties S.à r.l.	Luxembourg
797	Dariconic Limited	Dublin
798	Dawn-BV II LLC	Wilmington
799	Dawn-BV LLC	Wilmington
800	Dawn-BV-Helios LLC	Wilmington
801	Dawn-G II LLC	Wilmington
802	Dawn-G LLC	Wilmington
803	Dawn-G-Helios LLC	Wilmington
804	DB (Barbados) SRL	Christ Church
805	DB Aircraft Leasing Master Trust	Wilmington	2
806	DB Alternative Strategies Limited	George Town
807	DB Apex (Luxembourg) S.à r.l.	Luxembourg
808	DB Apex Finance Limited	St. Julians
809	DB Apex Management Capital S.C.S.	Luxembourg
810	DB Apex Management Income S.C.S.	Luxembourg
811	DB Apex Management Limited	George Town
812	DB Asia Pacific Holdings Limited	George Town
813	DB Aster II, LLC	Wilmington
814	DB Aster III, LLC	Wilmington
815	DB Aster, Inc.	Wilmington
816	DB Aster, LLC	Wilmington
817	DB Capital Investments S.à r.l.	Luxembourg
818	DB Chambers Limited	George Town
819	DB Clyde, LLC	Wilmington
820	DB Covered Bond S.r.l.	Conegliano
821	DB Credit Investments S.à r.l.	Luxembourg
822	DB Dawn, Inc.	Wilmington
823	DB Elara LLC	Wilmington
824	DB ESC Corporation	Wilmington
825	db ETC Index plc	St. Helier	3
826	db ETC plc	St. Helier	3
827	DB Finance International GmbH	Eschborn
828	DB Ganymede 2006 L.P.	George Town
829	DB Global Markets Multi-Strategy Fund I Ltd.	George Town
830	DB Global Masters Multi-Strategy Trust	George Town
831	DB Global Masters Trust	George Town	3
832	DB Green Holdings Corp.	Wilmington
833	DB Green, Inc.	New York
834	DB Hawks Nest, Inc.	Wilmington
835	DB Hypernova LLC	Wilmington
836	DB Immobilienfonds 1 Wieland KG	Frankfurt
837	DB Immobilienfonds 2 GmbH & Co. KG	Frankfurt
838	DB Immobilienfonds 4 GmbH & Co. KG	Frankfurt
839	DB Immobilienfonds 5 Wieland KG	Frankfurt
840	DB Impact Investment (GP) Limited	London
841	DB Infrastructure Holdings (UK) No.1 Limited	London
842	DB Infrastructure Holdings (UK) No.2 Limited (in members’ voluntary liquidation)	London
843	DB Investment Resources (US) Corporation	Wilmington
844	DB Investment Resources Holdings Corp.	Wilmington
845	DB Io LP	Wilmington
846	DB Jasmine Holdings Limited (in members’ voluntary liquidation)	London
847	DB Lexington Investments Inc.	Wilmington
848	DB Like-Kind Exchange Services Corp.	Wilmington
849	DB Litigation Fee LLC	Wilmington
850	DB Master Fundo de Investimento em Direitos Creditórios Não-Padronizados de Precatórios Federais	Rio de Janeiro
851	DB Perry Investments Limited	Wilmington
852	DB Platinum	Luxembourg	3
853	DB Platinum II	Luxembourg	3
854	DB Platinum IV	Luxembourg	3
855	DB Portfolio Euro Liquidity	Luxembourg
856	DB Prevision 12, FP	Barcelona

Serial No.	Name of company	Domicile of company	Footnote
857	DB PWM II - LiquidAlts UCITS (Euro)	Luxembourg
858	DB RC Holdings, LLC	Wilmington
859	DB Real Estate Canadainvest 1 Inc.	Toronto
860	DB Rivington Investments Limited (in voluntary liquidation)	George Town
861	DB Safe Harbour Investment Projects Limited	London
862	DB STG Lux 4 S.à r.l.	Luxembourg
863	DB STG Lux 5 S.à r.l.	Luxembourg
864	DB STG Lux 6 S.à r.l.	Luxembourg
865	DB STG Lux 7 S.à r.l.	Luxembourg
866	DB STG Lux 8 S.à r.l.	Luxembourg
867	DB STG Lux 9 S.à r.l.	Luxembourg
868	DB Sylvester Funding Limited	George Town
869	DB Warren Investments Limited (in voluntary liquidation)	George Town
870	db x-trackers	Luxembourg	3
871	db x-trackers (Proprietary) Limited	Johannesburg
872	db x-trackers II	Luxembourg	3
873	dbInvestor Solutions Public Limited Company	Dublin	3
874	DBRMS4	George Town
875	DBX ETF Trust	Wilmington	3
876	De Heng Asset Management Company Limited	Beijing
877	DeAM Capital Protect 2014	Frankfurt
878	DeAM Capital Protect 2019	Frankfurt
879	DeAM Capital Protect 2024	Frankfurt
880	DeAM Capital Protect 2029	Frankfurt
881	DeAM Capital Protect 2034	Frankfurt
882	DeAM Capital Protect 2039	Frankfurt
883	DeAM Capital Protect 2044	Frankfurt
884	DeAM Capital Protect 2049	Frankfurt
885	Deco 17 - Pan Europe 7 Limited	Dublin
886	Deer River, L.P.	Wilmington
887	Deutsche Alt-A Securities Mortgage Loan Trust, Series 2007-3	Wilmington
888	Deutsche Alt-A Securities Mortgage Loan Trust, Series 2007-OA5	Wilmington
889	Deutsche Bank Capital Finance LLC I	Wilmington
890	Deutsche Bank Capital Finance Trust I	Wilmington	2
891	Deutsche Bank Capital Funding LLC I	Wilmington
892	Deutsche Bank Capital Funding LLC IX	Wilmington
893	Deutsche Bank Capital Funding LLC V	Wilmington
894	Deutsche Bank Capital Funding LLC VI	Wilmington
895	Deutsche Bank Capital Funding LLC VII	Wilmington
896	Deutsche Bank Capital Funding LLC VIII	Wilmington
897	Deutsche Bank Capital Funding LLC XI	Wilmington
898	Deutsche Bank Capital Funding Trust I	Newark	2
899	Deutsche Bank Capital Funding Trust IX	Wilmington	2
900	Deutsche Bank Capital Funding Trust V	Wilmington	2
901	Deutsche Bank Capital Funding Trust VI	Wilmington	2
902	Deutsche Bank Capital Funding Trust VII	Wilmington	2
903	Deutsche Bank Capital Funding Trust VIII	Wilmington	2
904	Deutsche Bank Capital Funding Trust XI	Wilmington	2
905	Deutsche Bank Capital LLC I	Wilmington
906	Deutsche Bank Capital LLC II	Wilmington
907	Deutsche Bank Capital LLC IV	Wilmington
908	Deutsche Bank Capital LLC V	Wilmington
909	Deutsche Bank Capital Trust I	Newark	2
910	Deutsche Bank Capital Trust II	Newark	2
911	Deutsche Bank Capital Trust IV	Newark	2
912	Deutsche Bank Capital Trust V	Newark	2
913	Deutsche Bank Contingent Capital LLC II	Wilmington
914	Deutsche Bank Contingent Capital LLC III	Wilmington
915	Deutsche Bank Contingent Capital LLC IV	Wilmington
916	Deutsche Bank Contingent Capital LLC V	Wilmington
917	Deutsche Bank Contingent Capital Trust II	Wilmington	2
918	Deutsche Bank Contingent Capital Trust III	Wilmington	2
919	Deutsche Bank Contingent Capital Trust IV	Wilmington	2
920	Deutsche Bank Contingent Capital Trust V	Wilmington	2
921	Deutsche Bank LIFERs Trust	Wilmington	3
922	Deutsche Bank Luxembourg S.A. - Fiduciary Deposits	Luxembourg	3
923	Deutsche Bank Luxembourg S.A. - Fiduciary Note Programme	Luxembourg	3
924	Deutsche Bank SPEARs/LIFERs Trust	Wilmington	3
925	Deutsche Bank SPEARs/LIFERs Trust (DB Series 100)	Wilmington	4
926	Deutsche Colombia S.A.	Bogotá
927	Deutsche GUO Mao Investments (Netherlands) B.V.	Amsterdam
928	Deutsche Leasing New York Corp.	New York
929	Deutsche Mortgage Securities, Inc. Re-Remic Trust Certificates, Series 2007-RS4	New York
930	Deutsche Mortgage Securities, Inc. Re-Remic Trust Certificates, Series 2007-RS5	New York
931	Deutsche Postbank Funding LLC I	Wilmington
932	Deutsche Postbank Funding LLC II	Wilmington
933	Deutsche Postbank Funding LLC III	Wilmington
934	Deutsche Postbank Funding LLC IV	Wilmington

Serial No.	Name of company	Domicile of company	Footnote
935	Deutsche Postbank Funding Trust I	Wilmington	2
936	Deutsche Postbank Funding Trust II	Wilmington	2
937	Deutsche Postbank Funding Trust III	Wilmington	2
938	Deutsche Postbank Funding Trust IV	Wilmington	2
939	Deutsche Services Polska Sp. z o.o.	Warsaw
940	Deutsche Strategic Equity Long/Short Fund	Boston
941	DJ Williston Swaps LLC	Wilmington
942	Dusk II, LLC	Wilmington
943	Dusk LLC	Wilmington
944	DWS (CH) - Pension Garant 2014	Zurich
945	DWS (CH) - Pension Garant 2017	Zurich
946	DWS China A-Fund	Luxembourg	3
947	DWS Dividende Garant 2016	Luxembourg
948	DWS Garant 80 FPI	Luxembourg
949	DWS Garant Top Dividende 2018	Luxembourg
950	DWS Global Protect 80 II	Luxembourg
951	DWS Institutional Money plus	Luxembourg
952	DWS Institutional Rendite 2017	Luxembourg
953	DWS Institutional USD Money plus	Luxembourg
954	DWS Mauritius Company	Port Louis
955	DWS Megatrend Performance 2016	Luxembourg
956	DWS Performance Rainbow 2015	Luxembourg
957	DWS Rendite Garant 2015	Luxembourg
958	DWS Rendite Garant 2015 II	Luxembourg
959	DWS SachwertStrategie Protekt Plus	Luxembourg
960	DWS Zeitwert Protect	Luxembourg
961	Earls Eight Limited	George Town	3
962	Earls Four Limited	George Town	3
963	EARLS Trading Limited	George Town
964	1221 East Denny Owner, LLC	Wilmington
965	ECT Holdings Corp.	Wilmington
966	Einkaufszentrum “HVD Dresden” S.à.r.l & Co. KG	Cologne
967	Eirles Three Limited	Dublin	3
968	Eirles Two Limited	Dublin	3
969	Elmo Funding GmbH	Eschborn
970	Elmo Leasing Vierzehnte GmbH	Eschborn
971	Emerald Asset Repackaging Limited	Dublin
972	Emerging Markets Capital Protected Investments Limited	George Town	3
973	Emeris	George Town
974	Enterprise Fleet Management Exchange, Inc.	Wilmington
975	Equinox Credit Funding Public Limited Company	Dublin	3
976	Erste Frankfurter Hoist GmbH	Eschborn
977	Escoyla Limited	Dublin
978	Eurohome (Italy) Mortgages S.r.l.	Conegliano
979	Fandaro Limited	Dublin
980	Feale Sp. z o.o.	Wolica
981	Finaqua Limited	London
982	Finsbury Circle Limited	Dublin
983	Fondo Privado de Titulización PYMES I Limited	Dublin
984	Fortis Flexi IV - Bond Medium Term RMB	Luxembourg
985	FRANKFURT CONSULT GmbH	Frankfurt
986	Fundo de Investimento em Direitos Creditórios Global Markets	Rio de Janeiro
987	Fundo de Investimento em Direitos Creditórios Nao-Padronizados - Precatório Federal 4870-1	Rio de Janeiro
988	Fundo de Investimento em Direitos Creditórios Nao-Padronizados - Precatórios Federais DB I	Rio de Janeiro
989	Fundo de Investimento em Quotas de Fundos de Investimento em Direitos Creditórios Nao-Padronizados Global Markets	Rio de Janeiro
990	GAC-HEL II, Inc.	Wilmington
991	GAC-HEL, Inc.	Wilmington
992	Gemini Securitization Corp., LLC	Wilmington
993	Gewerbepark Neurott Gewerbeimmobilien Limited & Co. KG	Frankfurt
994	GGGolf, LLC	Wilmington
995	Glacier Mountain, L.P.	Wilmington
996	Global Credit Reinsurance Limited	Hamilton	3
997	Global Markets Fundo de Investimento Multimercado	Rio de Janeiro
998	Global Markets III Fundo de Investimento Multimercado - Crédito Privado e Investimento No Exterior	Rio de Janeiro
999	Global Opportunities Co-Investment Feeder, LLC	Wilmington
1000	Global Opportunities Co-Investment, LLC	Wilmington
1001	Godo Kaisha CKRF8	Tokyo
1002	Goth Park GmbH	Frankfurt
1003	Grundstücksverwaltung Martin-Behaim-Strasse Gewerbeimmobilien Limited & Co. KG	Frankfurt
1004	GSAM ALPS Fund EUR	George Town
1005	GSAM ALPS Fund USD	George Town
1006	GWC-GAC Corp.	Wilmington
1007	HAH Limited (in members’ voluntary liquidation)	London
1008	Hamildak Limited	Dublin
1009	Harbour Finance Limited	Dublin
1010	Harvest Select Funds - Harvest China Fixed Income Fund I	Hong Kong
1011	Harvest Select Funds - Harvest China Fixed Income Fund II	Hong Kong
1012	HCA Exchange, Inc.	Wilmington

Serial No.	Name of company	Domicile of company	Footnote
1013	Herodotus Limited (in voluntary liquidation)	George Town	2
1014	Hertz Car Exchange Inc.	Wilmington
1015	Hotel Majestic LLC	Wilmington
1016	Iberia Inversiones II Limited	Dublin
1017	Iberia Inversiones Limited	Dublin
1018	Infrastructure Holdings (Cayman) SPC	George Town
1019	Inn Properties S.à r.l.	Luxembourg
1020	Investor Solutions Limited	St. Helier	3
1021	Isar Properties S.à r.l.	Luxembourg
1022	ITAPEVA II Multicarteira FIDC Não-Padronizado	Sao Paulo
1023	ITAPEVA Multicarteira FIDC Não-Padronizado	Sao Paulo
1024	IVAF (Jersey) Limited	St. Helier
1025	Jovian Limited	Douglas
1026	JWB Leasing Limited Partnership	London
1027	Kelsey Street LLC	Wilmington
1028	Kelvivo Limited	Dublin
1029	Kingfisher Canada Holdings LLC	Wilmington
1030	Kingfisher Holdings LLC	Wilmington
1031	KOMPASS 3 Beteiligungsgesellschaft mbH	Duesseldorf
1032	KOMPASS 3 Erste Beteiligungsgesellschaft mbH & Co. Euro KG	Duesseldorf
1033	KOMPASS 3 Zweite Beteiligungsgesellschaft mbH & Co. USD KG	Duesseldorf
1034	La Fayette Dedicated Basket Ltd.	Road Town
1035	Lagoon Finance Limited	Dublin	3
1036	Latin America Recovery Fund LLC	Wilmington
1037	Lemontree Investments GmbH & Co. KG	Berlin
1038	Leo Consumo 1 S.r.l.	Conegliano
1039	Leo Consumo 2 S.r.l.	Conegliano
1040	87 Leonard Development LLC	Wilmington
1041	Leonardo Charitable 1 LLC	Wilmington
1042	Leonardo Secondary Opportunities III (SLP GP) Limited	Edinburgh
1043	Life Mortgage S.r.l.	Rome
1044	Luscina Limited	Dublin
1045	MacDougal Investments Limited	Wilmington
1046	Mallard Place, Inc.	Wilmington
1047	Manta Acquisition LLC	Wilmington
1048	Manta Group LLC	Wilmington
1049	Mars Investment Trust II	New York
1050	Mars Investment Trust III	New York
1051	Master Aggregation Trust	Wilmington
1052	Maxima Alpha Bomaral Limited (in liquidation)	St. Helier
1053	Mercer Investments Limited	Wilmington
1054	Merlin I	George Town
1055	Merlin II	George Town
1056	Merlin XI	George Town
1057	Mexico Capital Protected Investments Limited	George Town	3
1058	MH Germany Property III S.à r.l.	Luxembourg
1059	MH Germany Property V S.à r.l.	Luxembourg
1060	Mickleham Limited	Dublin
1061	Micro-E Finance S.r.l.	Rome
1062	Midco 2 Limited	London
1063	Midco 3 Limited	London
1064	Mira GmbH & Co. KG	Frankfurt
1065	MMCapS Funding XVIII Ltd. - Resecuritization Trust 2010-RS1	Wilmington
1066	MMDB Noonmark L.L.C.	Wilmington
1067	Montage Funding LLC	Dover
1068	Monterey Funding LLC	Dover
1069	Moon Leasing Limited	London
1070	Motion Picture Productions One GmbH & Co. KG	Frankfurt
1071	MPP Beteiligungsgesellschaft mbH	Frankfurt
1072	New 87 Leonard, LLC	Wilmington
1073	Newhall LLC	Wilmington
1074	Newport Funding Corp.	Wilmington
1075	Nineco Leasing Limited	London
1076	North Las Vegas Property LLC	Wilmington
1077	Northern Pines Funding, LLC	Dover
1078	Norvadano Limited	Dublin
1079	Oakwood Properties Corp.	Wilmington
1080	Oasis Securitisation S.r.l.	Conegliano	2
1081	Oder Properties S.à r.l.	Luxembourg
1082	Odin Mortgages Limited	London
1083	Oona Solutions, Fonds Commun de Placement	Luxembourg	3
1084	OPAL, en liquidation volontaire	Luxembourg	3
1085	Operadora de Buenos Aires S.R.L.	Buenos Aires
1086	Opus Niestandaryzowany Sekurytyzacyjny Fundusz Inwestycyjny Zamkniety	Warsaw
1087	Oran Limited	George Town
1088	Orchid Pubs & Restaurants Limited	London
1089	Orchid Structureco 2 Limited	London
1090	OTTAM Mexican Capital Trust Limited	Dublin	3

Serial No.	Name of company	Domicile of company	Footnote
1091	Owner Trust MSN 23336	Salt Lake City
1092	Owner Trust MSN 23337	Salt Lake City
1093	Owner Trust MSN 23338	Salt Lake City
1094	Owner Trust MSN 23344	Salt Lake City
1095	Owner Trust MSN 24452	Salt Lake City
1096	Owner Trust MSN 24453	Salt Lake City
1097	Owner Trust MSN 24778	Salt Lake City
1098	Owner Trust MSN 264	Salt Lake City
1099	Owner Trust MSN 27833	Salt Lake City
1100	Owner Trust MSN 87	Salt Lake City
1101	Owner Trust MSN 88	Salt Lake City
1102	Palladium Securities 1 S.A.	Luxembourg	3
1103	PALLO Grundstücks-Vermietungsgesellschaft mbH	Duesseldorf
1104	PALLO Grundstücks-Vermietungsgesellschaft mbH & Co. Objekt Seniorenresidenzen KG	Duesseldorf
1105	PanAsia Funds Investments Ltd.	George Town	3
1106	PARTS Funding, LLC	Wilmington
1107	PARTS Student Loan Trust 2007-CT1	Wilmington
1108	PARTS Student Loan Trust 2007-CT2	Wilmington
1109	PD Germany Funding Company I, Ltd.	George Town
1110	PD Germany Funding Company II, Ltd.	George Town
1111	PD Germany Funding Company III, Ltd.	George Town
1112	PD Germany Funding Company IV, Ltd.	George Town
1113	PD Germany Funding Company V, Ltd.	George Town
1114	Peruda Leasing Limited	London
1115	Perus 1 S.à r.l.	Luxembourg
1116	Philippine Opportunities for Growth and Income (SPV-AMC), INC.	Manila
1117	PIMCO PARS I - Poste Vite	George Town
1118	PIMCO PARS V - Poste Vite	George Town
1119	Port Elizabeth Holdings LLC	Wilmington
1120	Postbank Dynamik Best Garant	Schuttrange
1121	Postbank Dynamik DAX Garant II	Schuttrange
1122	Postbank Dynamik Klima Garant	Schuttrange
1123	PPCenter, Inc.	Wilmington
1124	PROVIDE Domicile 2009-1 GmbH	Frankfurt
1125	Pyxis Nautica S.A.	Luxembourg
1126	Quantum 13 LLC	Wilmington
1127	Quartz No. 1 S.A.	Luxembourg	2
1128	Reade, Inc.	Wilmington
1129	Red Lodge, L.P.	Wilmington
1130	Reference Capital Investments Limited	London
1131	Regal Limited	George Town	3
1132	REO Properties Corporation	Wilmington
1133	REO Properties Corporation II	Wilmington	2
1134	Residential Mortgage Funding Trust	Toronto
1135	Rhein - Main Securitisation Limited	St. Helier
1136	Rheingold Securitisation Limited	St. Helier
1137	Rhine Properties S.à r.l.	Luxembourg
1138	RHOEN 2008-1 GmbH	Frankfurt
1139	Ripple Creek, L.P.	Wilmington
1140	Riverside Funding LLC	Dover
1141	RM Ayr Limited	Dublin
1142	RM Chestnut Limited	Dublin
1143	RM Fife Limited	Dublin
1144	RM Multi-Asset Limited	Dublin
1145	RM Sussex Limited	Dublin
1146	RM Triple-A Limited (in liquidation)	Dublin
1147	Royster Fund - Compartment SEPTEMBER 2013	Luxembourg
1148	RREEF G.O. III Malta Limited	Valletta
1149	RREEF G.O. III Mauritius One Limited	Port Louis
1150	RREEF G.O. III Mauritius Two Limited	Port Louis
1151	RREEF Global Opportunities Fund III, LLC	Wilmington
1152	RREEF North American Infrastructure Fund A, L.P.	Wilmington
1153	RREEF North American Infrastructure Fund B, L.P.	Wilmington
1154	RV Dresden Funding Company Ltd.	George Town
1155	SABRE Securitisation Limited	Sydney
1156	Saratoga Funding Corp., LLC	Dover
1157	Sedona Capital Funding Corp., LLC	Wilmington
1158	Serviced Office Investments Limited	St. Helier
1159	Silrendel, S. de R. L. de C. V.	Mexico City
1160	Singer Island Tower Suite LLC	Wilmington
1161	SIRES-STAR Limited	George Town	3
1162	Sixco Leasing Limited	London
1163	SMART SME CLO 2006-1, Ltd.	George Town
1164	SOLIDO Grundstücks-Vermietungsgesellschaft mbH	Duesseldorf
1165	SP Mortgage Trust	Wilmington
1166	SPAN No. 5 Pty Limited	Sydney
1167	Stewart-Denny Holdings, LLC	Wilmington
1168	STTN, Inc.	Wilmington

Serial No.	Name of company	Domicile of company	Footnote
1169	Sunrise Beteiligungsgesellschaft mbH	Frankfurt
1170	Survey Trust	Wilmington
1171	Swabia 1 Limited	Dublin
1172	Swabia 1. Vermögensbesitz-GmbH	Eschborn
1173	Sylvester (2001) Limited	George Town
1174	Tagus - Sociedade de Titularização de Creditos, S.A.	Lisbon
1175	Thaumat Holdings Limited	Nicosia
1176	The CAP Accumulation Trust	Wilmington
1177	The Debt Redemption Fund Limited	George Town
1178	The GIII Accumulation Trust	Wilmington
1179	The GPR Accumulation Trust	Wilmington
1180	The PEB Accumulation Trust	Wilmington
1181	The SLA Accumulation Trust	Wilmington
1182	The Topiary Fund II Public Limited Company	Dublin
1183	THL Credit Wind River 2014-3 CLO Ltd.	George Town
1184	Tintin III SPC	George Town
1185	Titian CDO Public Limited Company	Dublin	3
1186	Tokutei Mokuteki Kaisha CREP Investment V	Tokyo	2
1187	TQI Exchange, LLC	Wilmington
1188	Trave Properties S.à r.l.	Luxembourg
1189	TRS 1 LLC	Wilmington
1190	TRS Aria LLC	Wilmington
1191	TRS Babson I LLC	Wilmington
1192	TRS Birch LLC	Wilmington
1193	TRS Bluebay LLC	Wilmington
1194	TRS Bruin LLC	Wilmington
1195	TRS Callisto LLC	Wilmington
1196	TRS Camulos LLC	Wilmington
1197	TRS Cypress LLC	Wilmington
1198	TRS DB OH CC Fund Financing LLC	Wilmington
1199	TRS Eclipse LLC	Wilmington
1200	TRS Elara LLC	Wilmington
1201	TRS Elgin LLC	Wilmington
1202	TRS Elm LLC	Wilmington
1203	TRS Feingold O’Keeffe LLC	Wilmington
1204	TRS Fore LLC	Wilmington
1205	TRS Ganymede LLC	Wilmington
1206	TRS GSC Credit Strategies LLC	Wilmington
1207	TRS Haka LLC	Wilmington
1208	TRS Io LLC	Wilmington
1209	TRS Landsbanki Islands LLC	Wilmington
1210	TRS Leda LLC	Wilmington
1211	TRS Maple LLC	Wilmington
1212	TRS Metis LLC	Wilmington
1213	TRS Oak LLC	Wilmington
1214	TRS Plainfield LLC	Wilmington
1215	TRS Poplar LLC	Wilmington
1216	TRS Quogue LLC	Wilmington
1217	TRS Scorpio LLC	Wilmington
1218	TRS SeaCliff LLC	Wilmington
1219	TRS Spruce LLC	Wilmington
1220	TRS Stag LLC	Wilmington
1221	TRS Stark LLC	Wilmington
1222	TRS SVCO LLC	Wilmington
1223	TRS Sycamore LLC	Wilmington
1224	TRS Thebe LLC	Wilmington
1225	TRS Tupelo LLC	Wilmington
1226	TRS Venor LLC	Wilmington
1227	TRS Walnut LLC	Wilmington
1228	TRS Watermill LLC	Wilmington
1229	TXH Trust	Wilmington
1230	Varick Investments Limited	Wilmington
1231	VCM Golding Mezzanine GmbH & Co. KG	Munich	5
1232	Vermögensfondmandat Flexible (80% teilgeschützt)	Luxembourg
1233	VEXCO, LLC	Wilmington
1234	Village Hospitality LLC	Wilmington
1235	Whispering Woods LLC	Wilmington
1236	Whistling Pines LLC	Wilmington
1237	Winchester Street PLC	London	3
1238	World Trading (Delaware) Inc.	Wilmington
1239	ZALLUS Beteiligungsgesellschaft mbH	Duesseldorf
1240	Zamalik Limited	Dublin
1241	ZARAT Beteiligungsgesellschaft mbH	Duesseldorf
1242	ZARAT Beteiligungsgesellschaft mbH & Co. Objekt Leben II KG	Duesseldorf
1243	ZELAS Beteiligungsgesellschaft mbH	Duesseldorf
1244	ZELAS Beteiligungsgesellschaft mbH & Co. Leben I KG	Duesseldorf
1245	Zugspitze 2008-1 GmbH	Frankfurt
1246	Zumirez Drive LLC	Wilmington
1247	ZURET Beteiligungsgesellschaft mbH	Duesseldorf

Serial No.	Footnotes - English

1	Special Fund.

2	Controlled.

3	Only specified assets and related liabilities (silos) of this entity were consolidated.

4	Consists of 239 individual Trusts (only variing in series number / duration) which purchase a municipal debt security and issue short puttable exempt adjusted receipts (SPEARs) and long inverse floating exempt receipts (LIFERs) which are then sold to investors.

5	Controlled via managing general partner.